EXHIBIT 1.02
TO FORM SD

CONFLICT MINERALS REPORT OF JOY GLOBAL INC.
PURSUANT TO RULE 13P-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934

This Conflict Minerals Report (the “Conflict Minerals Report” or “Report”) of Joy Global Inc. (the “Company”), pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (the “Exchange Act”), covers the period January 1, 2013 to December 31, 2013.

The following terms used in this Report have the meanings given to such terms in Item 1.01 of Form SD: (i) conflict minerals, (ii) adjoining country, (iii) conflict minerals from recycled or scrap sources, and (iv) nationally or internationally recognized due diligence framework. As used in this Report, “Covered Countries” means the Democratic Republic of the Congo or an adjoining country, and references to “we,” “us” or “our” refers to the Company and our subsidiaries, unless otherwise specified or unless the context otherwise requires.

Introduction

To address the Company’s conflict mineral reporting obligations, the Company formed a cross functional team in November 2012, including representatives of the Legal, Supply Chain, Planning, Procurement, and Global Business Solutions departments from its primary operating subsidiaries. This team reviewed the product lines of the Company’s subsidiaries and concluded that certain mining and non-mining products and components (described in greater detail below), which Company subsidiaries manufactured or contracted to manufacture during 2013, likely contained one or more conflict minerals necessary to the functionality or production of the products (“necessary conflict minerals”). As a result, the team determined in February 2013 that we should conduct a reasonable country of origin inquiry (“RCOI”) of all manufacturing input vendors to Company subsidiaries (“Direct Suppliers”).

Products

The following categories of products that Company subsidiaries manufactured or contracted to manufacture during 2013 (hereinafter “Joy Global Products”) may contain necessary conflict minerals:

Mining Products
Electric Mining Shovels
Rotary Blasthole Drills
Walking Draglines
In-Pit Crusher Conveyors
Wheel Loaders
Conveyors and Conveyor Systems
Feeder Breakers
Reclaim Feeders
Heavy Equipment Transportation Trailers
Roadheaders
Continuous Miners
Shuttle Cars
Armoured Face Conveyors
Shearers
Powered Roof Supports
Continuous Haulage Systems
Battery Haulers
Roof Bolters
Motors for mining and other industrial equipment
Replacement parts and components for the above types of equipment

Other
Climate Control Products
Log Stackers (forestry)
Conveyors and Conveyor Systems
Replacement parts and components for the above types of equipment
Steel Plate

Reasonable Country of Origin Inquiry

The Company’s RCOI consisted of the actions and procedures described below.

In April 2013, as a preliminary step, we determined that our subsidiaries do not purchase conflict minerals in raw form for use in our manufacturing operations.

In June 2013, we surveyed all Direct Suppliers to our Steel Mill operations in Longview, Texas (“Longview Steel Mill”), which produces steel plate from recycled or scrap sources. All of the Direct Suppliers to the Longview Steel Mill reported that the materials they supply to us do not contain conflict minerals. Based on this and on our sourcing of recycled or scrap materials, we determined that, to the extent any conflict minerals are contained in our steel plate products manufactured at our Longview Steel Mill, such conflict minerals are from recycled or scrap sources. In the rest of this report, all references to Direct Suppliers and Survey (defined below) results exclude Direct Suppliers and results for the Longview Steel Mill, unless otherwise specified.

In August 2013, we commenced an internally developed Web-based survey (“Survey”) of the rest of our Direct Suppliers to determine if any materials, parts, components or products (“Supplied Materials”) used in Joy Global Products contain conflict minerals. The Survey contains specific questions (substantially similar to those in the CFSI Conflict Minerals Reporting Template) regarding the existence of conflict minerals in a Direct Supplier’s Supplied Materials, whether or not the conflict minerals are necessary to the functionality or production of the Supplied Materials, whether or not the conflict minerals in the Supplied Materials originated in one of the Covered Countries, whether or not the conflict minerals in the Supplied Materials are from recycled or scrap sources, and whether or not the smelters or refiners of conflict minerals in the Supplied Materials are sourced from any of the Covered Countries.

The list of manufacturing input vendors to receive our Survey was developed at the beginning of our RCOI. We did not receive responses from all Direct Suppliers surveyed. However, based on our RCOI we determined that, during 2013 (i) we manufactured or contracted to manufacture some products containing necessary conflict minerals, and (ii) we have reason to believe that some of the necessary conflict minerals in our products may have originated in one or more of the Covered Countries.

Due Diligence Measures

In consultation with external sources and our advisers, we designed our due diligence measures to conform with the Organization for Economic Co-operation and Development’s (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements (collectively, the “OECD Guidance”), which is a nationally or internationally recognized due diligence framework. Our due diligence measures were designed such that they functioned as a continuation of our RCOI. In accordance with the OECD Guidance, we undertook the following due diligence measures:

•
established an internal, cross functional team to design and implement our conflict minerals due diligence measures, with representatives from all operating subsidiary manufacturing locations worldwide;

•	identified a total of 4,413 Direct Suppliers of Supplied Materials potentially containing necessary conflict minerals;

•	surveyed those Direct Suppliers using the Survey described above under “Reasonable Country of Origin Inquiry” (and as described above, separately surveyed Direct Suppliers to the Longview Steel Mill),

•
established the expectation that our Direct Suppliers would obtain the same information from their supply chains regarding entities that process necessary conflict minerals in the Supplied Materials, and pass that information on to us using our Survey;

•
reviewed the entities identified by our Direct Suppliers as smelters of conflict minerals originating from any Covered Country and contained in Supplied Materials against information provided by the Conflict Free Sourcing Initiative (“CFSI”) to identify those smelters that have received a conflict free designation for tantalum, tin, tungsten or gold on the Conflict Free Smelter List published by CFSI in January 2014; and

•
conducted various follow-up queries during the fourth calendar quarter of 2013 and first quarter of 2014 in an effort to obtain responses to our Survey and to clarify certain responses received from Direct Suppliers and update information previously provided to us accordingly.

Results of Due Diligence

As of March 17, 2014, out of a total of 4,413 identified Direct Suppliers, we had received completed Surveys or alternative submissions including completed CFSI Conflict Minerals Reporting Templates and supplier statements on conflict minerals, from 4,304 Direct Suppliers. The responses represent 97.5% of the total number of Direct Suppliers, and 100% of the top-25 Direct

Suppliers based on 2013 total expenditures from Direct Suppliers. The responses also represent 99.86% of the total expenditures with Direct Suppliers in 2013.

Of the responses we received, a total of 288 Direct Suppliers said that Supplied Materials they provided to us contained necessary conflict minerals and, of these, six suppliers said that the Supplied Materials they supply to us contain conflict minerals sourced from the Covered Countries. These six suppliers all stated that the smelters used to process the conflict minerals in the Supplied Materials they supplied to us were listed by CFSI (as of January 2014) as compliant with the Conflict Free Smelter Program. However, we were not able to verify that all of the smelters identified by these six suppliers are, in fact, listed by CFSI (as of January 2014) as compliant with the Conflict Free Smelter Program. Further, these six suppliers were not able to identify all the smelters used to process the conflict minerals in the Supplied Materials.

As indicated above, we were unable to achieve a 100% rate of response from the Direct Suppliers that received our Survey. Due to timing of the compilation of the list of Direct Suppliers to receive our Survey, it is also likely that some Direct Suppliers in 2013 did not receive our Survey. In addition, some responses from Direct Suppliers were incomplete and/or internally inconsistent. For these reasons, except as relates to steel plate manufactured in our Longview Steel Mill, we are unable to make reliable determinations regarding (i) the origin of the conflict minerals contained in our products containing conflict minerals potentially sourced from the Covered Countries and (ii) the conflict-free status of the conflict minerals that may have been sourced from the Covered Countries.

To the extent known to us as a result of our due diligence, the table attached as Exhibit A provides certain information regarding the facilities used to process conflict minerals potentially originating from Covered Countries supplied to our Direct Suppliers and contained in Supplied Materials. The information in this table has been reported to us by the six Direct Suppliers that said that the Supplied Materials they supply to us contain conflict minerals sourced from the Covered Countries. Because this information has been gathered and transmitted through multiple levels of our supply chain, there is a risk that it is not accurate or current. Although other Direct Suppliers identified other facilities that processed conflict minerals, we were not able to verify that any of such other facilities processed conflict minerals contained in Supplied Materials.

Our Efforts to Determine the Mine or Location of Origin with Greatest Possible Specificity

Consistent with the OECD Guidance, our efforts to determine the mine or location of origin of necessary conflict minerals in Supplied Materials with the greatest possible specificity was limited to a review of whether the smelters reported to be in the supply chain of our Direct Suppliers that reported use of conflict minerals from Covered Countries in the Supplied Materials were verified as compliant with the Conflict Free Smelter Program.

More specifically, in 2013, our efforts to determine the mine or location of origin for conflict minerals in the Supplied Materials with the greatest possible specificity encompassed our due diligence measures described above, including, for example, (i) surveying Direct Suppliers using our internally-produced Survey, which, as noted above, contains questions regarding whether or not the conflict minerals in the Supplied Materials originated in one of the Covered Countries and, if so, the smelters or refiners of such conflict minerals; (ii) reviewing the entities identified by our Direct Suppliers as smelters of conflict minerals originating from one of the Covered Countries contained in the Supplier Materials against information provided by the CFSI to identify those smelters that have received a conflict free designation; and (iii) reviewing available information from CFSI on the mine or location of origin of necessary conflict minerals from the smelters described in clause (ii) of this paragraph.

Steps to Further Mitigate Risk and Improve Due Diligence in 2014

Starting in January 2014, our internal conflict minerals team began to discuss how to improve our compliance efforts for 2014. Among other things, we expect to take the following steps to improve the quality of information we receive from Direct Suppliers and to further mitigate any risk that necessary conflict minerals in Joy Global Products finance or benefit armed groups within the Covered Countries:

•	further engage with our Direct Suppliers to improve the completeness and accuracy of information provided to us;

•
when feasible and reasonable, consider shifting purchases of Supplied Materials to alternative suppliers if a current Direct Supplier is unwilling or unable to provide required information on conflict minerals;

•
for our RCOI and due diligence, continue to also accept the CFSI Conflict Minerals Reporting Template and credible alternatives such as supplier statements in addition to our internally-produced Survey; and

•
establishing processes to (i) identify on an on-going basis during each reporting year all Direct Suppliers for the year; (ii) track Supplied Materials to use in specific Joy Global Products; and (iii) ensure all new Direct Suppliers have provided complete information on conflict minerals in Supplied Materials before our placement of any orders for the same.

Closing

The Company’s Statement on Conflict Minerals, as well as this Conflict Minerals Report, will be available on the Investor Relations page of the Company’s website at joyglobal.com.

EXHIBIT A
TO EXHIBIT 1.02
TO FORM SD

Metal	Smelter Name	Smelter Facility Location: Country	Conflict Free Smelter/Refiner Status
Gold	ABC	ALBANIA
Gold	AGR Matthey	AUSTRALIA
Gold	ANZ	AUSTRALIA
Gold	Heesung Metal Ltd	AUSTRALIA
Gold	SHENGYI TECHNOLOGY.CO.,LTD	AUSTRALIA
Gold	Sumitomo Metal Mining Co. Ltd.	AUSTRALIA
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CFS
Gold	Metallo Chimique	BELGIUM
Gold	Mineração Taboca S.A.	BELGIUM
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CFS
Gold	Asahi Pretec Corp	BOLIVIA
Gold	EM Vinto	BOLIVIA
Gold	Empresa Metallurgica Vinto,Empressa Nacional de Fundiciones (ENAF),Complejo Metalurico Vinto S.A.	BOLIVIA
Gold	OMSA	BOLIVIA
Gold	yantai zhaojin kanfort precious metals incorporated company ETDZ branch	BOLIVIA
Gold	AngloGold Ashanti Mineração Ltda	BRAZIL	CFS
Gold	Metallo Chimique	BRAZIL
Gold	Mineração Taboca S.A.	BRAZIL
Gold	MK Electron	BRAZIL
Gold	Umicore Brasil Ltda	BRAZIL
Gold	Heraeus Precious Metals GmbH & Co. KG	CANADA
Gold	Indonesian state tin corporation	CANADA
Gold	Johnson Matthey Limited	CANADA	CFS
Gold	Royal Canadian Mint	CANADA	CFS
Gold	W.C. Heraeus GmbH	CANADA
Gold	Williams Gold Refining Company	CANADA
Gold	Xstrata Canada Corporation	CANADA
Gold	Audiua, Escardida	CHILE
Gold	BHP Billion	CHILE
Gold	Codelco	CHILE
Gold	Sumitomo Metal Mining Co. Ltd.	CHILE
Gold	Yoo Chang Metal Industries Co Ltd.	CHILE
Gold	Acade Metals Co.,LTD	CHINA
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Academy Precious Metals (China) Co., Ltd.	CHINA
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	bolin Co.Ltd.of xi'an Univ.of Arch.&Tech	CHINA
Gold	BRIGHT-E	CHINA
Gold	CHALCO Yunnan Copper Co. Ltd.	CHINA

Gold	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA
Gold	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold	China Golddeal	CHINA
Gold	CHINA NATIONAL GOLD GROUP CORPORATION	CHINA
Gold	China National Non-ferrous	CHINA
Gold	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold	China's nonferrous mining group co., LTD	CHINA
Gold	Cloud Hunan, Chenzhou ore smelts the information of contacting of Co., Ltd.	CHINA
Gold	Daye Nonferrous	CHINA
Gold	Dongguan CameroonChemical Materials Co., Ltd	CHINA
Gold	Dongguan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold	DONGGUAN SOLME HARDWARE.CO.,LTD	CHINA
Gold	Dongguan Standard Electronic Material Co Ltd	CHINA
Gold	DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dong-Wo Co., Ltd.	CHINA
Gold	DUOXIN	CHINA
Gold	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold	Five gold steel material processing厂Dongguan Tangxia re- sho	CHINA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Ganzhou Huaxin Tungsten Products Ltd	CHINA
Gold	GEJIU ZILI MINING&SMELTING CO. LTD.	CHINA
Gold	Gold Mining in Shandong(Laizhou)	CHINA
Gold	Gold-Zhaoyuan	CHINA
Gold	gong an ju	CHINA
Gold	Great Wall Gold & Silver Refinery	CHINA
Gold	Guandong Jinding Material co., Ltd.	CHINA
Gold	GUANG DONG JING DING CO., LTD	CHINA
Gold	GUANGDONG HUA JIAN TRADE DO.,LTD	CHINA
Gold	Guangdong Jin Xian Gao Xin Cai Liao Gong Si	CHINA
Gold	Guangdong Jinding Gold Co.,Ltd	CHINA
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Guangdong Province Jinding Materials CO Ltd(Suzhou Xingrui Noble)	CHINA
Gold	GuangZHou Jin Ding	CHINA
Gold	Guangzhou King's high-tech materials	CHINA
Gold	GUANGZHOUHANYUAN ELECTRONIC TECH.CO.LTD	CHINA
Gold	Guixi Smelter	CHINA
Gold	Hang Technology	CHINA
Gold	HE NAN SAN MEN XIA GOLD SMELTING PLANT	CHINA
Gold	HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.	CHINA
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA
Gold	Heraeus (Zhaoyuan )Precious Metal Materials Co., Ltd	CHINA
Gold	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA
Gold	HLH (Heraeus Limited Hongkong)	CHINA	CFS
Gold	Hunan Chenzhou Mining Group Co. Ltd.	CHINA

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	ISLAND GOLD REFINERY	CHINA
Gold	Jiangsu Sue large special chemical reagent Co., LTD	CHINA
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Jiangxi Rare Earth Metals Tungsten Group Corp	CHINA
Gold	Jie sheng	CHINA
Gold	Jin Dong Heng	CHINA
Gold	Jin Jinyin refining company limited	CHINA
Gold	JinBao Electronic Co.,Ltd.	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Jinlong Copper Co.,Ltd.	CHINA
Gold	Johnson Matthey HongKong Ltd	CHINA
Gold	Kanfort Industrial (Yantai)	CHINA
Gold	Kee Shing	CHINA
Gold	Kunshan Jinli Chemical Industry Reagents China	CHINA
Gold	Laizhou,Shandong	CHINA
Gold	Lifu Precious Metals company limited	CHINA
Gold	Lingbao Gold Company Limited	CHINA
Gold	Lingbao Jinyuan tonghu	CHINA
Gold	London Metal Exchange (LME)	CHINA
Gold	Ltd. Gold trading company	CHINA
Gold	Luo men ha si	CHINA
Gold	Luoyang ZIJIN YINHUI Gold Smelting Co. Ltd.	CHINA
Gold	Material Technology Co., Ltd. Shenzhen Fu Chun	CHINA
Gold	Metalor Shanghai	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd	CHINA	CFS
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Gold	Monopoly Ltd. Zhuhai toxic materials	CHINA
Gold	Nanchang Cemeted Carbide Limited Liability Company	CHINA
Gold	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA
Gold	Ningbo Kangqiang	CHINA
Gold	Ningbo Yinzhou Ningbo of precious metal recycling plant	CHINA
Gold	PENGLAI PENGGANG GOLD INDUSTRY CO., LTD	CHINA
Gold	Public Security Bureau	CHINA
Gold	Qiankun Gold and Silver	CHINA
Gold	Realized the enterprise co., ltd.	CHINA
Gold	Rohm & Hass	CHINA
Gold	Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA
Gold	SGE (SHANGHAI GOLD EXCHANGE) GOLD TRANSACTION AUTHORITIES IN CHINA	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Shandong Gold Group Ltd	CHINA
Gold	SHANDONG GOLD SMELTER CO., LTD.	CHINA
Gold	shandong huangjin	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA

Gold	Shandong Zhaoyuan Gold Argentine refining company	CHINA
Gold	Shang Hai Gold Exchange	CHINA
Gold	Shanghai Jinsha Shiye Co.,Ltd.	CHINA
Gold	Shen Zhen Thousand Island Ltd.	CHINA
Gold	Shenxhen Tiancheng Chemical Co Ltd	CHINA
Gold	Shenzhen hao hardware plastic co., LTD	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY	CHINA
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
Gold	ShenZhen urban pubic bureau of China	CHINA
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.	CHINA
Gold	SINO-PLATINUM METALS CO.,LTD	CHINA
Gold	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Gold	Solar Applied Materials	CHINA	CFS
Gold	Solartech	CHINA
Gold	Soochow University's	CHINA
Gold	Souzhou XingRui Noble	CHINA
Gold	STANDARD (GROUP) LTD	CHINA
Gold	Super Dragon Technology Co., Ltd.	CHINA
Gold	Suzhou Xingrui Noble	CHINA
Gold	TAIZHOU CHANGSANJIAO CO.,LTD	CHINA
Gold	TAIZHOU CITY LONG TRIANGLE ELECTRONICS CO.,LTD.	CHINA
Gold	Taizhou City Yangtze River Delta Electron Ltd.	CHINA
Gold	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Refinery of Shandong Gold Mining Co.	CHINA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	The Swiss METALOR Group	CHINA
Gold	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA
Gold	TongLing Nonferrous Metals Group Holdings Co;Ltd	CHINA
Gold	UNITED STATES OF AMERICA UNIVERTICAL INTERNATIONAL (SUZHOU) CO., LTD	CHINA
Gold	WIELAND METALS SHANGHAI LTD.	CHINA
Gold	Wuxi Middle Treasure Materials	CHINA
Gold	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Gold	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA
Gold	Xiamen Tungsten Co Ltd	CHINA
Gold	XinYe Co. Ltd	CHINA
Gold	YAITAI,SHANDONG RECRUITS THE INCORPORATED COMPANY OF THE GOLD LI BLESSING PRECIOUS METAL	CHINA
Gold	Yangzhou Genesis	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals	CHINA
Gold	Yoo Chang Metal Industries Co Ltd.	CHINA
Gold	Yunnan Chengfeng	CHINA
Gold	Yunnan Tin Company Limited	CHINA
Gold	zhao jin mining Industry Co.'Ltd	CHINA
Gold	Zhao yuan gold smelter of ZhongJin gold corporation	CHINA

Gold	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA
Gold	Zhaojin Gold Argentine refining company limited	CHINA
Gold	Zhaojin Group co., ltd	CHINA
Gold	Zhaojin Lai Fuk	CHINA
Gold	Zhaojin Mining Industry	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongjin Gold Corporation Limited	CHINA
Gold	ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	CHINA
Gold	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zhuzhou Cement Carbide	CHINA
Gold	Zi Jin Yinhui gold smelters in Luoyang	CHINA
Gold	Zijin Kuang Ye Refinery	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Gold	上海黄金交易所	CHINA
Gold	上海黄金交易所的合格供应商	CHINA
Gold	招金金银精炼有限公司	CHINA
Gold	東莞市塘廈再升五金銅材加工廠	CHINA
Gold	河南中原黄金冶炼厂有限责任公司	CHINA
Gold	深圳富骏材料科技有限公司	CHINA
Gold	深圳市华傲表面处理科技有限公司	CHINA
Gold	烟台招金励福贵金属股份有限公司开发区分公司	CHINA
Gold	贺利氏招远（常熟）电子材料有限公司	CHINA
Gold	Orelec	FRANCE
Gold	Allgemeine Gold- & Silberscheideanstalt	GERMANY	CFS
Gold	Aurubis AG	GERMANY
Gold	Bauer-Walser AG	GERMANY
Gold	Doduco GmbH	GERMANY
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	Heimerle + Meule GmbH	GERMANY	CFS
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CFS
Gold	HMG	GERMANY
Gold	Kyocera	GERMANY
Gold	LBMA	GERMANY
Gold	Metalor Germany	GERMANY
Gold	OMG GALVANOTECHNIK	GERMANY
Gold	SCHOOT	GERMANY
Gold	Umicore Galvanotechnik Gmbh	GERMANY
Gold	Cheong Hing	HONG KONG
Gold	Heraeus Electronic Materials Phils.,Inc.	HONG KONG
Gold	Heraeus Ltd Hong Kong	HONG KONG	CFS
Gold	LBMA	HONG KONG
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG	CFS
Gold	Scotia Mocatta	HONG KONG
Gold	Standard Bank	HONG KONG
Gold	Uniforce Metal Industrial Corp.	HONG KONG
Gold	WANG TING	HONG KONG

Gold	The Hutti Gold Company	INDIA
Gold	Caridad	INDONESIA
Gold	CV Nurjanah	INDONESIA
Gold	CV United Smelting	INDONESIA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	INDONESIA
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PT Bangka Putra Karya	INDONESIA
Gold	PT Bukit Timah	INDONESIA
Gold	PT KOBA Tin	INDONESIA
Gold	PT Stanindo Inti Perkasa	INDONESIA
Gold	PT Tambang Timah	INDONESIA
Gold	PT Timah	INDONESIA
Gold	rui sheng	INDONESIA
Gold	Chimet SpA	ITALY	CFS
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Asahi Pretec Corp	JAPAN	CFS
Gold	Asaka Riken Co Ltd	JAPAN
Gold	C.Uyemura & CO,.LTD	JAPAN
Gold	Chugai Mining	JAPAN
Gold	Copyr Gold shousha	JAPAN
Gold	Dowa	JAPAN	CFS
Gold	E-CHEM Enterprise Corp	JAPAN
Gold	ECO SYSTEM RECYCLING CO.,LTD	JAPAN	CFS
Gold	Gold trading room	JAPAN
Gold	Harima Smelter	JAPAN
Gold	Hisikari Mine	JAPAN
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CFS
Gold	Japan Mint	JAPAN
Gold	Japan Pure Chemcial	JAPAN
Gold	JX Nippon Mining & Metals Co., Ltd	JAPAN	CFS
Gold	Kojima Chemicals Co. Ltd	JAPAN	CFS
Gold	KYOCERA	JAPAN
Gold	LBMA	JAPAN
Gold	Ltd. Gold trading company	JAPAN
Gold	Materials Eco-Refining CO.,LTD	JAPAN
Gold	Matsuda Sangyo Co. Ltd	JAPAN	CFS
Gold	Metalor Technologies Japan	JAPAN
Gold	Mistubishi Materials Corporation	JAPAN	CFS
Gold	Mitsui	JAPAN
Gold	Mitsui Kinzoku Co., Ltd.	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CFS
Gold	MK Electronics	JAPAN
Gold	Mori silver	JAPAN
Gold	Morigin Company	JAPAN
Gold	N.E. Chemcat Corporation	JAPAN
Gold	Nagano,Japan	JAPAN
Gold	Natsuda Sangyo Co., Ltd	JAPAN

Gold	Neomax Hitachi	JAPAN
Gold	Nihama Nickel Refinery	JAPAN
Gold	Nihon Material Co. LTD	JAPAN	CFS
Gold	Niihama Nickel Refinery	JAPAN
Gold	NiihamaToyo Smelter&Refinery	JAPAN
Gold	Nippon Micrometal Corporation	JAPAN
Gold	Nippon Mining & Mtetals	JAPAN
Gold	Nishihara Science and Engineering	JAPAN
Gold	Nisshin Chemical Co., Ltd.	JAPAN
Gold	Nittesu Mining Co., Ltd.	JAPAN
Gold	Nohon Material Corporation	JAPAN
Gold	Pan Pacific Copper Co. LTD	JAPAN
Gold	Sendi (Japan): Kyocera Corporation	JAPAN
Gold	Senju Metal Industry Co Ltd	JAPAN
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Gold	Shonan Plant Tanaka Kikinzoku	JAPAN
Gold	Sojitz	JAPAN
Gold	Sumisho	JAPAN
Gold	Sumitomo Metal Mining Co. Ltd.	JAPAN	CFS
Gold	Suzuki Kikinzoku Kako K.K.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CFS
Gold	Tokuriki Honten Co. Ltd	JAPAN	CFS
Gold	Toyo Smelter & Refinery of Sumitomo Metal Mining Co.,Ltd	JAPAN
Gold	Umicore SA Business Unit Precious Metals Refining	JAPAN
Gold	Valcambi SA	JAPAN
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	パンパシフィック･カッパー(株) (JX Nippon Mining & Metals Co., Ltd ｸﾞﾙｰﾌﾟ)	JAPAN
Gold	森銀	JAPAN
Gold	Kazakhmys	KAZAKHSTAN
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Heesung Metal Ltd	KOREA, REPUBLIC OF
Gold	HERA-KOREA	KOREA, REPUBLIC OF
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
Gold	Korea Metal	KOREA, REPUBLIC OF
Gold	LG-Nikko	KOREA, REPUBLIC OF
Gold	LS-Nikko Copper Inc	KOREA, REPUBLIC OF	CFS
Gold	MK electron	KOREA, REPUBLIC OF
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	SD(Samdok) Metal	KOREA, REPUBLIC OF
Gold	Sewon Korea	KOREA, REPUBLIC OF

Gold	Torecom	KOREA, REPUBLIC OF
Gold	YOOCHANG METAL AND ULSAN	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Malaysia Smelting Corp	MALAYSIA
Gold	Malaysian Electronics Materials Sdn Bhd	MALAYSIA
Gold	Shen Mao Solder(m)Sdn Bhd	MALAYSIA
Gold	Caridad	MEXICO
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Schone Edelmetaal	NETHERLANDS
Gold	Umicore	NETHERLANDS
Gold	Minsur	PERU
Gold	Sumitomo Metal Mining Co. Ltd.	PERU
Gold	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
Gold	Philippine Associated Smelting and Refining Corporation	PHILIPPINES
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralectromed	RUSSIAN FEDERATION
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	Shyolkovsky	RUSSIAN FEDERATION
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	Metalor Technologies Singapore Pte Ltd	SINGAPORE	CFS
Gold	OMG	SINGAPORE
Gold	Rohm & Haas Elec. Mat'ls	SINGAPORE
Gold	Tanaka Kikinzoku International Co.,	SINGAPORE
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA	CFS
Gold	Cookson Group	SPAIN
Gold	SEMPSA Joyeria Plateria SA	SPAIN	CFS
Gold	Boliden AB	SWEDEN
Gold	Argor-Heraeus SA	SWITZERLAND	CFS
Gold	Bank of Switzerland	SWITZERLAND
Gold	Cendres & Métaux SA	SWITZERLAND
Gold	CS	SWITZERLAND
Gold	Johnson Matthey & Brandenberger AG	SWITZERLAND
Gold	Metalor Technologies SA	SWITZERLAND	CFS
Gold	PAMP SA	SWITZERLAND	CFS
Gold	PX Précinox SA	SWITZERLAND
Gold	UBS AG	SWITZERLAND
Gold	Valcambi SA	SWITZERLAND	CFS
Gold	Xstrata Canada Corporation	SWITZERLAND
Gold	CHROMA NEW MATERIAL CORPORATION	TAIWAN
Gold	DA HONG	TAIWAN
Gold	E-CHEM Enterprise Corp	TAIWAN

Gold	Foxconn	TAIWAN
Gold	GWO CHERN INDUSTRIAL CO., LTD.	TAIWAN
Gold	Hon Hai	TAIWAN
Gold	Jia Lung Corp	TAIWAN
Gold	Solar Applied Materials Technology Corp.	TAIWAN	CFS
Gold	St. chemical industrial raw material line	TAIWAN
Gold	Super Dragon Technology Co., Ltd.	TAIWAN
Gold	Tanaka Kikinzoku Group	TAIWAN
Gold	WAM Technologies Taiwan Co.,Ltd.,	TAIWAN
Gold	BANGKOK ASSAY	THAILAND
Gold	ECO-SYSTEM RECYCLING CO.,LTD.	THAILAND
Gold	Thaisarco	THAILAND
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Istanbul Gold Refinery	TURKEY	CFS
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
Gold	Asarco	UNITED STATES
Gold	Cookson	UNITED STATES
Gold	Global Tungsten & Powders Corp	UNITED STATES
Gold	Johnson Matthey Inc	UNITED STATES	CFS
Gold	Kennecott Utah Copper	UNITED STATES	CFS
Gold	LITTELFUSE	UNITED STATES
Gold	Materion	UNITED STATES	CFS
Gold	Metallic Resources Inc	UNITED STATES
Gold	Metalor USA Refining Corporation	UNITED STATES	CFS
Gold	Ohio Precious Metals LLC.	UNITED STATES	CFS
Gold	OMG ELECTROCHEMICALS	UNITED STATES
Gold	PM Sales Inc.	UNITED STATES
Gold	Sabin Metal Corp.	UNITED STATES
Gold	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold	So Accurate Refing Group	UNITED STATES
Gold	Technic Inc	UNITED STATES
Gold	Umicore Precious Metal Refining	UNITED STATES
Gold	United Precious Metal Refining Inc.	UNITED STATES	CFS
Gold	UYEMURA	UNITED STATES
Gold	W.C. Heraeus GmbH	UNITED STATES
Gold	Williams Bufalo	UNITED STATES
Gold	Williams/ Williams Brewster	UNITED STATES
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	UNITED STATES
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Navoi	UZBEKISTAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Tantalum	ANZ	AUSTRALIA
Tantalum	GAM	AUSTRALIA
Tantalum	Talison Minerals Pty Ltd	AUSTRALIA
Tantalum	Plansee	AUSTRIA	CFS
Tantalum	Metallo-Chimique	BELGIUM

Tantalum	CIF	BRAZIL
Tantalum	Companhia Industrial Fluminense	BRAZIL
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	BRAZIL
Tantalum	Tanco	CANADA
Tantalum	ALMT	CHINA
Tantalum	Chaina Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd	CHINA
Tantalum	Changsha Southern	CHINA
Tantalum	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tantalum	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tantalum	China National Nonferrous Industry Corp.	CHINA
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	CHINA
Tantalum	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CFS
Tantalum	DAYU WEILIANG TUNGSTEN CO.,LTD	CHINA
Tantalum	Duoluoshan	CHINA	CFS
Tantalum	F&X Electro-Materials Limited	CHINA	CFS
Tantalum	FUJIAN JINXIN TUNGSTEN CO.,LTD	CHINA
Tantalum	Fujian Nanping	CHINA
Tantalum	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tantalum	Ganzhou Huaxing Tungsten Products Co. LTD.	CHINA
Tantalum	Ganzhou Nonferrous Metals Smelting Co Ltd.	CHINA
Tantalum	Ganzhou Seadragon W&M Co,.Ltd	CHINA
Tantalum	Golden Egret	CHINA
Tantalum	Hunan Chenzhou Mining Group Co	CHINA
Tantalum	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tantalum	Jiangxi Tungsten Industry Co Ltd	CHINA
Tantalum	Jiangxi Yichun	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA	CFS
Tantalum	JiuJiang Tambre Co. Ltd.	CHINA	CFS
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA
Tantalum	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tantalum	NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CFS
Tantalum	RFH	CHINA	CFS
Tantalum	Shanghai Jiangxi Metals Co., Ltd	CHINA
Tantalum	Zhuzhou Cemented Carbide Works Import and Export Co.	CHINA	CFS
Tantalum	Molycorp Silmet	ESTONIA	CFS
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	ETHIOPIA
Tantalum	H. C. Starck	GERMANY	CFS
Tantalum	Innova Recycling GmbH	GERMANY
Tantalum	Proprietary	GERMANY
Tantalum	Metallurgical Products India Ptv Ltd	INDIA	CFS
Tantalum	PT Koba Tin	INDONESIA
Tantalum	PT Putra Karya	INDONESIA
Tantalum	Allied Material	JAPAN

Tantalum	Arroz Corporation	JAPAN
Tantalum	DAIDO STEEL	JAPAN
Tantalum	H.C. Starck GmbH	JAPAN	CFS
Tantalum	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tantalum	Japan New Metals Co Ltd	JAPAN
Tantalum	JFE Steel Corporation	JAPAN
Tantalum	JX Nippon Mining & Metals Corporation	JAPAN
Tantalum	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tantalum	Maruichi Steel Tube Ltd. Co.	JAPAN
Tantalum	Materials Eco-Refining CO.,LTD	JAPAN
Tantalum	Matsuo Electric	JAPAN
Tantalum	Metal Do	JAPAN
Tantalum	Mitsubishi Materials Corp.	JAPAN
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CFS
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	JAPAN
Tantalum	Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tantalum	Taki Chemicals	JAPAN	CFS
Tantalum	Ulba	KAZAKHSTAN	CFS
Tantalum	Han Sung Metar	KOREA, REPUBLIC OF
Tantalum	ONE CO., LTD.	KOREA, REPUBLIC OF
Tantalum	Posco	KOREA, REPUBLIC OF
Tantalum	Posco	KOREA, REPUBLIC OF
Tantalum	Torecom	KOREA, REPUBLIC OF
Tantalum	Kemet Blue Metal	MEXICO
Tantalum	Noventa	MOZAMBIQUE
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION	CFS
Tantalum	Ulba	RUSSIAN FEDERATION
Tantalum	Tantalite Resources	SOUTH AFRICA	CFS
Tantalum	Nitora	SWITZERLAND
Tantalum	Nuvoton Technology Corp.	TAIWAN
Tantalum	NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	THAILAND
Tantalum	NTET Thailand	THAILAND
Tantalum	A&M Minerals Limited	UNITED KINGDOM
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	UNITED KINGDOM
Tantalum	Air Products	UNITED STATES
Tantalum	ATI Tungsten Materials	UNITED STATES
Tantalum	Cabot Supermetals	UNITED STATES
Tantalum	Changsha Southern	UNITED STATES
Tantalum	Exotech Inc.	UNITED STATES	CFS
Tantalum	Fombell	UNITED STATES
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Global Advanced Metals	UNITED STATES	CFS
Tantalum	Global Tungsten & Powders Corp	UNITED STATES
Tantalum	H.C. Starck	UNITED STATES	CFS
Tantalum	Hi-Temp	UNITED STATES	CFS

Tantalum	Kemet Blue Powder	UNITED STATES	CFS
Tantalum	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	UNITED STATES
Tantalum	REMELT SOURCES, INC.	UNITED STATES
Tantalum	Telex	UNITED STATES	CFS
Tantalum	THYSSENKRUPP VDM USA, INC	UNITED STATES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	UZBEKISTAN
Tantalum	Tejing (Vietnam) Tungsten Co Ltd	VIET NAM
Tin	ABC	ALGERIA
Tin	Eximetal S.A.	ARGENTINA
Tin	Ausmelt Limited	AUSTRALIA
Tin	China Tin Smelter Co. Ltd.	AUSTRALIA
Tin	nyrstar	AUSTRALIA
Tin	TENNANT METAL PTY LTD.	AUSTRALIA
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin	Plansee Group	AUSTRIA
Tin	Chorus Tata Steel	BELGIUM
Tin	Huichang Jinshunda Tin Co. Ltd	BELGIUM
Tin	Jean Goldcchmidt International SA	BELGIUM
Tin	JGI	BELGIUM
Tin	Metallo Chimique	BELGIUM
Tin	NYRSTAR	BELGIUM
Tin	Umicore Haboken	BELGIUM
Tin	Complejo Metalurico Vinto S.A.	BOLIVIA
Tin	Dowa	BOLIVIA
Tin	EM Vinto	BOLIVIA
Tin	Gejiu Zi-Li	BOLIVIA
Tin	Minsur	BOLIVIA
Tin	OMSA	BOLIVIA	CFS
Tin	Oxbow Metales Mèxico S. de R.L de C.V	BOLIVIA
Tin	SGS BOLIVIA S.A.	BOLIVIA
Tin	BEST METAIS	BRAZIL
Tin	Best Metais	BRAZIL
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	Cooérativa Produtores de Cassiterita	BRAZIL
Tin	Cooper Santa	BRAZIL
Tin	Cooperativa Produtores de Estanho	BRAZIL
Tin	CooperMetal	BRAZIL
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Eximetal S.A.	BRAZIL
Tin	Fundipar	BRAZIL
Tin	Funsur	BRAZIL
Tin	Furukawa Electric	BRAZIL
Tin	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin	INBRA IND E COM DE METAIS LTDA	BRAZIL
Tin	Incesa Comp. Elétricos Ltda	BRAZIL
Tin	Jiangxi Nanshan	BRAZIL

Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	Metallo Chimique	BRAZIL
Tin	Mineração Taboca S.A.	BRAZIL	CFS
Tin	Soft Metais LTDA	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	White Solder Metalurgia	BRAZIL	CFS
Tin	AIM SOLDER	CANADA
Tin	American Iron and Metal	CANADA
Tin	Chris Carkner	CANADA
Tin	Essar Steel Algoma	CANADA
Tin	Feinhütte Halsbrücke GmbH	CANADA
Tin	Codelco	CHILE
Tin	Korea Poongsan Smelting Corporation	CHILE
Tin	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Tin	Ai-chia Industrial Co., Ltd.	CHINA
Tin	Almit	China
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	ANSON SOLDER&TIN PRODUCTS MADE LTD	CHINA
Tin	Aoki Labatories Ltd	CHINA
Tin	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin	BOYI METAL ELECTRO FTY.	CHINA
Tin	BRIGHT-E	CHINA
Tin	Chengfeng Metals Co Pte Ltd	CHINA
Tin	Chenzhou Gold Arrow Solder CO.,Ltd	CHINA
Tin	Chenzhou Yunxiang Mining Smelting Compang LTD	CHINA
Tin	CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	CHINA
Tin	China Hiroshima Xi Nandan Chinese tin sets Foundation	CHINA
Tin	China Hongqiao	CHINA
Tin	China National Non-Ferrous	CHINA
Tin	China Tin Co.,Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	CHINA TIN LAI BEN SMELTER CO., LTD	CHINA
Tin	China Tin Smelter Co. Ltd	CHINA
Tin	China YunXi mining	CHINA
Tin	ChineseGuangxiNantansintertingroup	CHINA
Tin	CHUTAN GANXIAN COUNTY, JIANGXI, China	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	CHINA
Tin	Doctor of solder products Co., LTD	CHINA
Tin	DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA
Tin	Dongguan City up another metal copper processing plant	CHINA
Tin	Dongguan Qiandao	CHINA
Tin	DONGGUAN SOLME HARDWARE.CO.,LTD	CHINA
Tin	DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA
Tin	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Tin	EBARA-UDYLITE	CHINA

Tin	Electroloy Metal PTE LTD	CHINA
Tin	F&X Electro-Materials Limited	CHINA
Tin	Feinhuette	CHINA
Tin	Fuji Metal Mining Corp	CHINA
Tin	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tin	Ganzhou Huaxing Tungsten	CHINA
Tin	Ge Jiu Lian Chang	CHINA
Tin	Geib Refining Corp.	CHINA
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA
Tin	Gejiu Jinye Mineral Co,.Ltd	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	GEJIU YUNXIN COLORED ELECTROLYTIC CO.,LTD	CHINA
Tin	Gejiu Zili Metallurgy Co.	CHINA
Tin	Gold Bell Group	CHINA
Tin	Goodway	CHINA
Tin	GRANDE	CHINA
Tin	Growing and Chemical (Suzhou) Co., Ltd.	CHINA
Tin	Guang Xi Hua Xi Corp	CHINA
Tin	Guang Xi Liu Zhou	CHINA
Tin	Guangdong Anson tin products Manufacturing Co., Ltd.	CHINA
Tin	Guangxi China Tin Group Co.,Ltd	CHINA
Tin	Guangxi Jin Lian	CHINA
Tin	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Tin	GUANGZHOU PACIFIC TINPLATE CO,.LTD.	CHINA
Tin	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
Tin	Guixi Smelter	CHINA
Tin	HENAN ZHONGYUAN GOLD SMELTING LIMITED LIABILITY COMPANY.	CHINA
Tin	Heraesu Zhaoyuan Changshu Electronic Material	CHINA
Tin	Heraeus Ltd Hong Kong	CHINA
Tin	Heraeus Technology Center	CHINA
Tin	High Quality Technology Co., Ltd.	CHINA
Tin	High-Power Surface Technology	CHINA
Tin	Hong-Qiao Co., Ltd.	CHINA
Tin	HONGQIAO METAL	CHINA
Tin	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Huichang Shun Tin Kam Industries Ltd	CHINA
Tin	Hunan Chun-chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tin	Hunan Xianghualing tin Co. ltd	CHINA
Tin	INCREASINGLY AND CHEMICAL (SUZHOU) CO., LTD	CHINA
Tin	Indra Eramulti Logam	CHINA
Tin	INNOVATION FACTORY, OLD TOWN ,GEJIU, HONGHE HANI YI AUTONOMOUS PREFECTURE,YUNNAN ,CHINA	CHINA
Tin	JAU JANQ ENTERPRISE CO., LTD.	CHINA
Tin	Jiangxi Copper	CHINA

Tin	Jiangxi Jinshunda Tin Co. Ltd.	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Jiangxi Tungsten Industry Co Ltd	CHINA
Tin	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Jin Li Chang	CHINA
Tin	Jin Tian	CHINA
Tin	Jin Zhou	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin	Kai Union Industry and Trade Co., Ltd	CHINA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Katapang	CHINA
Tin	Kunming High-tech Industrial Developing Area	CHINA
Tin	Kunshan concentric surface technology co., LTD	CHINA
Tin	KUNSHAN SHING LEE SOLDER MANUFACTURING CO.,LTD.	CHINA
Tin	Kuntai	CHINA
Tin	Laibin China Tin Smelting Co., Ltd.	CHINA
Tin	Laibin Huaxi Smelterring Co.,Ltd	CHINA
Tin	Laibin Smeltery of Liuzhou China Tin Group	CHINA
Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.	CHINA
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin	Li Hong, Wuxi Electronic Materials Co.,Ltd	CHINA
Tin	Lingbao Jinyuan Tonghu	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	LiQiao plating	CHINA
Tin	LITTELFUSE	CHINA
Tin	Liuzhou China Tin	CHINA
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	Meng neng	CHINA
Tin	Metallic Materials Branch L of Guangxi China Tin Group CO.,LTD	CHINA
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	CHINA
Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin	Multiple Xin precision metal electroplating factory	CHINA
Tin	Nancang Metal Material Co.,Ltd	CHINA
Tin	Nankang Nanshan Tin Manufactory Co Ltd	CHINA
Tin	Nihon genma Hong Kong	CHINA
Tin	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	NINGBO YINZHOU TIN BRONZE BRONZE BELT CO.,LTD	CHINA
Tin	Oki Copper and Brass Industry Co., Ltd.	CHINA
Tin	PGMA	CHINA
Tin	ROHM AND HAAS ELECTRONIC MATERIALS ASIA LTD	CHINA
Tin	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D ,LTD.,CO	CHINA
Tin	seirenngyousya	CHINA
Tin	Senju Metal Industries	CHINA

Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
Tin	Shang Hai SIGMA METALS INC.	CHINA
Tin	Shanghai Baosteel	CHINA
Tin	Shanghai New Solar	CHINA
Tin	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin	ShangHai YueQiang Metal Products co.,	CHINA
Tin	Shao Xing Tian Long Tin Matewrials Co. LTD.	CHINA
Tin	shen zhen qi xiang da hua gong gong si	CHINA
Tin	SHENMAO TECHNOLOGY INC.	CHINA
Tin	Shenzhen Aijiafa Industrial Co., Ltd.	CHINA
Tin	Shenzhen Anchen Soldering Tin Product Co., Ltd.	CHINA
Tin	SHENZHEN BOSHIDA SODERING TININDUUSTRIAL CO,LTD	CHINA
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Tin	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	CHINA
Tin	Shenzhen keaixin Technology	CHINA
Tin	Shenzhen new jin spring solder products Co., LTD	CHINA
Tin	Shenzhen Qi Xiang da Hua Gong Gong Si	CHINA
Tin	SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA
Tin	Shenzhen Yi Cheng Industrial	CHINA
Tin	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin	Smelting Branch of Yunnan Tin Company Limited	CHINA	CFS
Tin	SOFT Metais	CHINA
Tin	Solder-MIC	CHINA
Tin	Taicang City Nancang Metal Material Co., Ltd	CHINA
Tin	Taiwan Qing Gao Qi Ye You Xian Gong Si	CHINA
Tin	Taiwan Total co. Ltd	CHINA
Tin	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tin	Tim Plating Gejiu	CHINA
Tin	TIN PRODUCTS CO. LTD.	CHINA
Tin	TIN SHARES	CHINA
Tin	Tong Ding Metal Company. Ltd.	CHINA
Tin	Tongling nonferrous Metals Group Co.,Ltd	CHINA
Tin	Traxys	CHINA
Tin	Univertical International (Suzhou) Co., Ltd	CHINA
Tin	Vishay Intertechnology	CHINA
Tin	Wen Cheng Co., Ltd.	CHINA
Tin	Win Tin Co., Ltd. Yongkang Hiroshima	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei	CHINA
Tin	WUHU ZHONGYUAN METAL SHEET AND FOIL CO.,LTD	CHINA
Tin	Wujiang City Luxu Tin Factory	CHINA
Tin	WUXI LANTRONIC ELECTRONIC CO.,LTD	CHINA
Tin	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Tin	Xi Hai	CHINA
Tin	Xiamen Hongfa	CHINA
Tin	XiHai - Liuzhou China Tin Group Co ltd	CHINA

Tin	XIN FURUKAWA METAL(WUXI)CO.,LTD	CHINA
Tin	Xin Tongding	CHINA
Tin	XIN WANG copper smelter	CHINA
Tin	Xingrui Noble Metal Material Co Ltd	CHINA
Tin	Xinke precision copper strip Co., Ltd.	CHINA
Tin	YANTAI ZHAOJIN LAI FUK PRECIOUS METALS,LTD	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	YQ	CHINA
Tin	YTMM	CHINA
Tin	Yun Xi	CHINA
Tin	Yunnan Chengfeng Non-Ferrous Metals Co Ltd	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Yunnan Dianxi Tin Mine	CHINA
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Metallurgical Group Co.,Ltd	CHINA
Tin	Yunnan Tin Company Limited	CHINA	CFS
Tin	Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Yutinic Reousrces	CHINA
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	Zhaojin Gold and Silver Refinery Limited	CHINA
Tin	Zhejiang Huangyan Xinqian Electrical Parts Factory	CHINA
Tin	ZHEJIANG STRONG SOLDER MATERIALS	CHINA
Tin	ZHENXIONG COPPER GROUP CO., LTD	CHINA
Tin	Zhongjin Gold Corporation Limited	CHINA
Tin	ZhongShi	CHINA
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin	Zhuhai Co., Ltd. Hai Yuxin Xi	CHINA
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin	Zhuhai Quanjia	CHINA
Tin	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tin	Zi Jin Copper	CHINA
Tin	Zijin Mining Industry Corporation ( Shanghang) gold smelting plant	CHINA
Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tin	한국프로테크	CHINA
Tin	云南云铜锌业股份有限公司	CHINA
Tin	广西华锡金属材料分公司	CHINA
Tin	广西华锡集团	CHINA
Tin	成立昆山成利焊錫製造有限公司	CHINA
Tin	新建矿业有限责任公司	CHINA
Tin	日益和化工(蘇州)有限公司 SUN SURFACE TECHNOLOGY CO.,LTD	CHINA
Tin	昇貿科技	CHINA
Tin	東莞市塘廈再升五金銅材加工廠	CHINA
Tin	深圳琪翔达化工公司	CHINA
Tin	罗门哈斯电子材料(东莞)	CHINA
Tin	金利昌	CHINA
Tin	雲南乗風有色金属	CHINA

Tin	高新锡业惠州有限公司	CHINA
Tin	Constellium Extrusions Decin s.r.o.	CZECH REPUBLIC
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Arcelor La Plaine	FRANCE
Tin	Baud Industrie	FRANCE
Tin	Grant Manufacturing and Alloying	FRANCE
Tin	Heraeus	FRANCE
Tin	IPS	FRANCE
Tin	metaconcept france	FRANCE
Tin	PBT	FRANCE
Tin	Traxys	FRANCE
Tin	5N PLUS	GERMANY
Tin	A.M.P.E.R.E	GERMANY
Tin	Allgemeine Gold- und Silberscheideanstalt	GERMANY
Tin	Atotech	GERMANY
Tin	BALVER ZINN Josef Jost GmbH & Co.KG	GERMANY
Tin	BNT Chemicals Gmbh	GERMANY
Tin	Brinkmann Chemie AG	GERMANY
Tin	CNMC (Guangxi) PGMA Co. Ltd.	GERMANY
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	Feinhütte Halsbrücke	GERMANY
Tin	Gebrueder	GERMANY
Tin	Gomat-e-K.	GERMANY
Tin	Grillo Handel	GERMANY
Tin	H.C. Starck Inc.	GERMANY
Tin	Heimerle und Meule	GERMANY
Tin	Heraesu Materials Technology GmbH & Co.Ltd	GERMANY
Tin	KME Brass Germany GmbH	GERMANY
Tin	MCP Heck	GERMANY
Tin	Richard Stenzhorn GmbH	GERMANY
Tin	Rohm und Haas	GERMANY
Tin	Salzgitter	GERMANY
Tin	Süddeutsche Metallhandels-gesellschaft mbH	GERMANY
Tin	Sundwiger Messingwerk GmbH & Co.KG	GERMANY
Tin	WC Heraeus Hanau	GERMANY
Tin	Westfalenzinn	GERMANY
Tin	Wieland Werke AG	GERMANY
Tin	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	Amalgamated Metal Corporation PLC	INDONESIA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	INDONESIA
Tin	Bangjia Island	INDONESIA
Tin	Banka	INDONESIA
Tin	Banka Tin	INDONESIA
Tin	BML	INDONESIA
Tin	Bonoka.Beliting INDONESIA	INDONESIA

Tin	Bukit Timah	INDONESIA
Tin	CHAINBOW	INDONESIA
Tin	Cooper Santa	INDONESIA
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Jus Tindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	DYFENCO GREEN APPLIED MATERIAL CO., Ltd	INDONESIA
Tin	Huichang Jinshunda Tin Co. Ltd	INDONESIA
Tin	IBF IND Brasileira de Ferroligas Ltda	INDONESIA
Tin	IMLI	INDONESIA
Tin	Indoneisan State Tin Corporation Mentok Smelter	INDONESIA
Tin	Indonesian Tin Ingot	INDONESIA
Tin	JX Nippon Mining & Metals	INDONESIA
Tin	KIHONG T & G	INDONESIA
Tin	KOBA	INDONESIA
Tin	Kojima Chemicals Co,Ltd	INDONESIA
Tin	Metallo Chimique	INDONESIA
Tin	Minsur	INDONESIA
Tin	Mitsubishi Corporation RtM Japan Ltd	INDONESIA
Tin	Montok Smelter	INDONESIA
Tin	NENTOK	INDONESIA
Tin	NGHE TIN NON-FERROUS METAL COMPANY	INDONESIA
Tin	OMSA	INDONESIA
Tin	PAN LIGHT CORP	INDONESIA
Tin	PL Timah Tbk	INDONESIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA	CFS
Tin	PT Citralogam	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA

Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indora Ermulti	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT NATARI	INDONESIA
Tin	PT Panca Mega	INDONESIA
Tin	PT Persero Timah	INDONESIA
Tin	PT Putra Karya	INDONESIA
Tin	PT Refined Banka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang	INDONESIA
Tin	PT Tambang Timah	INDONESIA	CFS
Tin	PT Timah	INDONESIA	CFS
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. Solder indonesia	INDONESIA
Tin	PT. Stanlndo Inti Perkasa(Former CV DS Jaya Abadi)	INDONESIA
Tin	RBT	INDONESIA
Tin	Redsun	INDONESIA
Tin	SELAYANG SOLDER SDN.BHD.	INDONESIA
Tin	senju	INDONESIA
Tin	Sumitomo Metal Mining Co. Ltd.	INDONESIA
Tin	Timah Indonesian State Tin Corporation	INDONESIA
Tin	Uniforce Metal Industrial Corp.	INDONESIA
Tin	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	Unit Timah Kundur PT Tambang	INDONESIA
Tin	United Smelter	INDONESIA
Tin	ALMAG	ITALY
Tin	BARBERO METALLI S.p.A.	ITALY
Tin	Cofermetal	ITALY
Tin	F.LLI COSTA	ITALY
Tin	GALF S.R.L. SPECIAL ALUMINIUM ALLOYS	ITALY
Tin	HERAEUS S.P.A.	ITALY
Tin	KME BRASS ITALY	ITALY
Tin	RAFFMETAL SPA	ITALY
Tin	SACAL SPA	ITALY
Tin	trafilerie carlo gnutti	ITALY
Tin	Allied Material	JAPAN
Tin	Asahi Seiren Co., Ltd	JAPAN
Tin	Butterworth Smelter	JAPAN

Tin	CV United Smelting	JAPAN
Tin	Daiki Aluminium Industry Co., Ltd.	JAPAN
Tin	Dawa Matals & Mining Co.,Ltd	JAPAN
Tin	Doi field Metals Co., Ltd.	JAPAN
Tin	Dowa Kogyo k.k	JAPAN
Tin	Dowa Metals & Mining Co,ltd	JAPAN
Tin	Furukawa Electric	JAPAN
Tin	Global Advanced Metals	JAPAN
Tin	H.C. Starck Ltd.	JAPAN
Tin	Highjent Technology	JAPAN
Tin	Hitachi Cable	JAPAN
Tin	hitachi seiren	JAPAN
Tin	Hitachi Smelting Co., Ltd.	JAPAN
Tin	Ishihara Chemical Co. Ltd.	JAPAN
Tin	ISHIKAWA METAL CO.,LTD.	JAPAN
Tin	Japan Chofu manufacturing plant	JAPAN
Tin	Japan Copper and Brass Co., Ltd.	JAPAN
Tin	Japan Ferrar Metals	JAPAN
Tin	Japan Mint	JAPAN
Tin	Japan New Metals Co Ltd	JAPAN
Tin	Japan Refining Co., Ltd.	JAPAN
Tin	JFE Steel Corporation	JAPAN
Tin	JX Nippon Mining & Metals Co., Ltd	JAPAN
Tin	JX日鉱日石金属株式会社	JAPAN
Tin	Kitts Metal Works	JAPAN
Tin	Kiyomine Metal Industry Co.,Ltd.	JAPAN
Tin	Kobe Steel, Ltd.	JAPAN
Tin	KOKI COMPANY LIMITED	JAPAN
Tin	kyocera	JAPAN
Tin	LEYBOLD CO.,LTD.	JAPAN
Tin	Maruichi Steel Tube Ltd. Co.	JAPAN
Tin	Materials Eco-Refining CO,.LTD	JAPAN
Tin	Matsuo Solder Co., Ltd.	JAPAN
Tin	Matsushima Metals Co., Ltd.	JAPAN
Tin	Mihara Kinzoku Kogyo Co.,Ltd.	JAPAN
Tin	Minsur	JAPAN
Tin	Mitsu Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
Tin	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN	CFS
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
Tin	N.E. CHEMCAT CORPORATION	JAPAN
Tin	NIHON GENMA MFG.CO.,LTD.	JAPAN
Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
Tin	Nihon Superior Co., Ltd	JAPAN
Tin	Nihonhanda Co., Ltd.	JAPAN
Tin	Nippon Filler Metals Ltd	JAPAN

Tin	NIPPON STEEL	JAPAN
Tin	Nishihara Science and Engineering	JAPAN
Tin	Nrudakoto Ltd.	JAPAN
Tin	Oki Copper and Brass Industry Co., Ltd.	JAPAN
Tin	Reiborudo Co., Ltd.	JAPAN
Tin	Rui Da Hung	JAPAN
Tin	San'etsu Metals Co., Ltd.	JAPAN
Tin	SASAKI SOLDER INDUSTRY CO.,LTD	JAPAN
Tin	SENJU MATERIAL INDUSTRY CO.,LTD.	JAPAN
Tin	Senju Metal Industries	JAPAN
Tin	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Tin	Showa Kako	JAPAN
Tin	SMM	JAPAN
Tin	Solder Coat CO., LTD	JAPAN
Tin	Solder Coat Co.,Ltd.	JAPAN
Tin	Sumitomo Metal Mining Co., Ltd	JAPAN
Tin	Taicang Nancang Metal Meterial Co.,Ltd	JAPAN
Tin	TAMURA	JAPAN
Tin	Tanaka Kikinzoku International K.K.	JAPAN
Tin	Tarutin Kester Co., Ltd.	JAPAN
Tin	TDK	JAPAN
Tin	Usuginu electrolytic industries	JAPAN
Tin	Westfalenzinn	JAPAN
Tin	Yahataseitetsusho	JAPAN
Tin	Yokohama Metal Co Ltd	JAPAN
Tin	ソルダーコート株式会社	JAPAN
Tin	㈱日本スペリア	JAPAN
Tin	千住金属工業株式会社	JAPAN
Tin	日立製錬㈱	JAPAN
Tin	株式会社大紀アルミニウム工業所	JAPAN
Tin	IBF IND BRASILEIRA DE FERROLIGAS LTDA	JORDAN
Tin	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF
Tin	Buhung Ind	KOREA, REPUBLIC OF
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	DAECHANG Co. LTD.	KOREA, REPUBLIC OF
Tin	Daewoo International	KOREA, REPUBLIC OF
Tin	Dongbusteel	KOREA, REPUBLIC OF
Tin	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin	Hanbaek nonferrous metals	KOREA, REPUBLIC OF
Tin	HANDOK	KOREA, REPUBLIC OF
Tin	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Tin	Heraesu Oriental Hitec Co.,Ltd	KOREA, REPUBLIC OF
Tin	Hwasung metal	KOREA, REPUBLIC OF
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	LG INTERNATIONAL CORP	KOREA, REPUBLIC OF
Tin	LS- Nikko Copper Inc	KOREA, REPUBLIC OF
Tin	MK Electron	KOREA, REPUBLIC OF

Tin	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tin	Samatron	KOREA, REPUBLIC OF
Tin	Sambo Industry	KOREA, REPUBLIC OF
Tin	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, REPUBLIC OF
Tin	Seju Industry	KOREA, REPUBLIC OF
Tin	SONGWON	KOREA, REPUBLIC OF
Tin	TCC steel	KOREA, REPUBLIC OF
Tin	Wonil Metal Co Ltd	KOREA, REPUBLIC OF
Tin	Wooshin Metal	KOREA, REPUBLIC OF
Tin	BANKA	MALAYSIA
Tin	Bintulu	MALAYSIA
Tin	Butterworth Smelter	MALAYSIA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	MALAYSIA
Tin	Corporation Berhad (MSC)	MALAYSIA
Tin	Electroloy Coroperation Sdn Bhd	MALAYSIA
Tin	Grik Perak Malaysia	MALAYSIA
Tin	Hana-High Metal	MALAYSIA
Tin	Hulterworth Smelter	MALAYSIA
Tin	JAU JANQ ENTERPRISE CO., LTD.	MALAYSIA
Tin	JX Nippon Mining & Metals Co., Ltd	MALAYSIA
Tin	Koba	MALAYSIA
Tin	Laybold	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CFS
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	MK Electron	MALAYSIA
Tin	Perusahaan Sadur Timah Malasia	MALAYSIA
Tin	PT Smelting	MALAYSIA
Tin	Rahman Hydraulic Tin Berhad	MALAYSIA
Tin	Red Ring Solder	MALAYSIA
Tin	SELYANG SOLDER SDN.BHD	MALAYSIA
Tin	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Sin Asahi Solder(M)Sdn Bhd	MALAYSIA
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Stretti	MALAYSIA
Tin	TCC STEEL	MALAYSIA
Tin	UNIFORCE METAL INDUSTRIAL CORP.	MALAYSIA
Tin	YE CHIU METAL SMELTING SDN.BHD	MALAYSIA
Tin	Zhang Yao	MALAYSIA
Tin	LMD	NETHERLANDS
Tin	POSSEHL	NETHERLANDS
Tin	Amalgament	PERU
Tin	Fuji Metal Mining Corp.	PERU
Tin	Minsur	PERU	CFS
Tin	Nathan Trotter & Co INC	PERU
Tin	OMSA	PERU
Tin	PISCO	PERU

Tin	PT. Refined Bangka Tin	PERU
Tin	E-tech Philippines	PHILIPPINES
Tin	OM Manufacturing Phils. Inc.	PHILIPPINES
Tin	Qualitek Delta Philippines Inc	PHILIPPINES
Tin	Fenix Metals	POLAND
Tin	Standard Sp z o.o.	POLAND
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Tin	Kupol	RUSSIAN FEDERATION
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Plant of metals and alloys CJSC	RUSSIAN FEDERATION
Tin	Pure Technology	RUSSIAN FEDERATION
Tin	Chengfeng Metals Co Pte Ltd	SINGAPORE
Tin	Electroloy Metal Pte	SINGAPORE
Tin	Heraesu Materials Singapore Pte Ltd	SINGAPORE
Tin	Singapore Asahi Chemical&Solder Industries Pte Ltd	SINGAPORE
Tin	Singapore LME Tin	SINGAPORE
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE
Tin	UNI BROS METAL PTE LTD	SINGAPORE
Tin	Minsur S.A.	SOUTH AFRICA
Tin	Befesa Aluminio, S.L.	SPAIN
Tin	HIJOS DE JUAN DE GARAY	SPAIN
Tin	Norteña de Metales, SA	SPAIN
Tin	PENINSULAR DE LATÓN	SPAIN
Tin	SEVELAR	SPAIN
Tin	Boliden Bergsöe AB	SWEDEN
Tin	Baoshida Swissmetall	SWITZERLAND
Tin	Impag AG	SWITZERLAND
Tin	All armor Minoru industry (co ) Co., Ltd.	TAIWAN
Tin	Ami Bridge Enterprise Co., Ltd.	TAIWAN
Tin	Average reduction	TAIWAN
Tin	CHAN WEN COPPER INDUSTRY CO.,LTD.	TAIWAN
Tin	CHEN JUNG METAL	TAIWAN
Tin	China Steel Corporation	TAIWAN
Tin	cookson	TAIWAN
Tin	FA CHIA METAL	TAIWAN
Tin	First Copper Technology Co., Ltd.	TAIWAN
Tin	Fuji Metal Mining Corp	TAIWAN
Tin	GONG CIAN HARD WARE CO.,INC	TAIWAN
Tin	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Tin	IBF IND BRASILEIRA DE FERROLIGAS LTDA	TAIWAN
Tin	Jan Jang	TAIWAN
Tin	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Tin	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin	Minchali Metal industry Co. Ltd.	TAIWAN
Tin	Mitsubishi	TAIWAN

Tin	MSC	TAIWAN
Tin	REDSUN METAL INDCO.,LTD	TAIWAN
Tin	Rui Da Hung	TAIWAN
Tin	RUI DA HUNG Technology Materials Co., Ltd	TAIWAN
Tin	Shanmao Technology Inc	TAIWAN
Tin	Sheng Hui	TAIWAN
Tin	SHENMAO TECHNOLOGY INC	TAIWAN
Tin	SHERNG HWA INDUSTRY CO., LTD	TAIWAN
Tin	SIGMA	TAIWAN
Tin	Taiwan Total Co. Ltd.	TAIWAN
Tin	Thye Ming Industrial Co.,Ltd	TAIWAN
Tin	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN
Tin	WELLEY	TAIWAN
Tin	Xia Yi Metal Industries (shares) Co., Ltd.	TAIWAN
Tin	YAO ZHANG ENTERPRISE CO., LTD.	TAIWAN
Tin	Zong Yang Industrial Co., Ltd.	TAIWAN
Tin	均源	TAIWAN
Tin	CV United Smelting	THAILAND
Tin	Daiki Aluminium Industry (Thailand) Co.,Ltd.	THAILAND
Tin	Fuji Metal Mining	THAILAND
Tin	H.C. Starck Co.,Ltd.	THAILAND
Tin	Koki Products Co.,Ltd	THAILAND
Tin	Nihon Genma Co., LTD	THAILAND
Tin	Padaeng Industry public company limited	THAILAND
Tin	S Company	THAILAND
Tin	Taboca	THAILAND
Tin	Thai Sarco	THAILAND
Tin	Thai Solder Industry Corp.,Ltd.	THAILAND
Tin	Thailand Mine Factory	THAILAND
Tin	Thaisarco	THAILAND	CFS
Tin	Untracore Co.,Ltd.	THAILAND
Tin	Dede Kimya	TURKEY
Tin	5N Plus	UNITED KINGDOM
Tin	Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM
Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin	H L Thorne	UNITED KINGDOM
Tin	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd - Registered in the UK - Reg. No. 2821551 - Registered Address: Darley Dale Smelter, South Darley, Matlock, DE4 2LP	UNITED KINGDOM
Tin	Keeling & Walker	UNITED KINGDOM
Tin	Ketabang	UNITED KINGDOM
Tin	MCP Metal Specialist Inc	UNITED KINGDOM
Tin	MCP Mining & Chemical Products Ltd UK	UNITED KINGDOM
Tin	Metallo Chimique	UNITED KINGDOM
Tin	TATA Steel UK Ltd	UNITED KINGDOM
Tin	Wildshaw Ltd	UNITED KINGDOM
Tin	AK Steel Corp.	UNITED STATES
Tin	Alpha Metals	UNITED STATES	CFS

Tin	Amalgamated Metals Coporation,Ketabang	UNITED STATES
Tin	Amalgamet Inc.	UNITED STATES
Tin	American Iron and Metal	UNITED STATES
Tin	ArcelorMittal Burns Harbor	UNITED STATES
Tin	Assaf Conductors Ltd.	UNITED STATES
Tin	ATI Metalworking Products	UNITED STATES
Tin	ATI Tungsten Materials	UNITED STATES
Tin	Atlantic Metals	UNITED STATES
Tin	Aurubis	UNITED STATES
Tin	Canfield	UNITED STATES
Tin	Cookson	UNITED STATES
Tin	EFD INC.	UNITED STATES
Tin	Gallatin Steel	UNITED STATES
Tin	Galva Metal	UNITED STATES
Tin	Gibbs Wire & Steel Co	UNITED STATES
Tin	Global Advanced Metals	UNITED STATES
Tin	Goodway	UNITED STATES
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	H.C. Starck Inc.	UNITED STATES
Tin	Hitachi Chemical Co. America, Ltd.	UNITED STATES
Tin	Honeywell Electronic Materials	UNITED STATES
Tin	Imperal Aluminum	UNITED STATES
Tin	Imperial Zinc, Corp.	UNITED STATES
Tin	International Wire Group, Inc	UNITED STATES
Tin	Johnson Matthey Inc	UNITED STATES
Tin	Kalas Wire	UNITED STATES
Tin	Materion	UNITED STATES
Tin	MCP Metal Specialist Inc.	UNITED STATES
Tin	Metallic Resources Inc	UNITED STATES
Tin	Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	UNITED STATES
Tin	Nathan Trotter & Co	UNITED STATES
Tin	Ney Metals and Alloys	UNITED STATES
Tin	North Star BlueScope Steel, LLC	UNITED STATES
Tin	Nucor Steel	UNITED STATES
Tin	Ohio precious Metals	UNITED STATES
Tin	OMG	UNITED STATES
Tin	Rahman Hydrailic Tin Sdn Bhd	UNITED STATES
Tin	REMELT SOURCES, INC.	UNITED STATES
Tin	Samtec	UNITED STATES
Tin	Severstal Columbus	UNITED STATES
Tin	Severstal Dearborn	UNITED STATES
Tin	So Accurate Refing Group	UNITED STATES
Tin	Steel Dynamics	UNITED STATES
Tin	Technic Inc	UNITED STATES
Tin	The Miller Company	UNITED STATES
Tin	ThyssenKrupp Steel	UNITED STATES

Tin	TYCO	UNITED STATES
Tin	Victory White Metal Co.*	UNITED STATES
Tin	Yutinic Reousrces	UNITED STATES
Tin	NGHE TIN NON-FERROUS METAL	VIET NAM
Tin	VQB MINERAL AND TRADING GROUP	VIET NAM
Tungsten	Alta Group	AMERICAN SAMOA
Tungsten	Plansee	AUSTRIA
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CFS Progressing
Tungsten	Jean Goldschmidt International	BELGIUM
Tungsten	Metallo Chimique	BELGIUM
Tungsten	EM Vinto	BOLIVIA
Tungsten	Essar Steel Algoma	CANADA
Tungsten	North American Tungsten	CANADA
Tungsten	Sumitomo	CANADA
Tungsten	ALMT	CHINA
Tungsten	BeiJing General Research Institute of Mining & Metallurgy	CHINA
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Bejing Tian-long	CHINA
Tungsten	Buffalo Tungsten	CHINA
Tungsten	CB-Ceratizit CN	CHINA
Tungsten	Central Glass(2nd) GANZHOU SINDA W&Mo Co,.Ltd. (1st)	CHINA
Tungsten	Chang Chun up-optech	CHINA
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	Chengdu Hongbo Industrial co,Ltd	CHINA
Tungsten	Chenzhou,Chenzhou Mining Group	CHINA
Tungsten	China Alluter Technology (Shenzhen) Co.,Ltd.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	China National Nonferrous	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Tungsten	Emei Hengdong	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CFS Progressing
Tungsten	Gan Bei Tungsten Industry	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	CFS
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu	CHINA	CFS
Tungsten	Ganzhou Nonferrous Metals Smelting Co Ltd.	CHINA
Tungsten	Ganzhou Seadragon W&Mo Co,.Ltd.	CHINA
Tungsten	Ganzhou Sinda W&Mo Co., Ltd.	CHINA
Tungsten	GANZHOU TEJING TUNGSTEN & MOLYBDENUM CO.,LTD	CHINA
Tungsten	Global Tungsten & Powders Corp	CHINA
Tungsten	Golden Egret	CHINA
Tungsten	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd	CHINA
Tungsten	Hunan Chaungda	CHINA
Tungsten	Hunan Chenzhou Mining Group Co	CHINA	CFS Progressing
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA	CFS

Tungsten	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	CHINA
Tungsten	Japan New Metals Co Ltd	CHINA
Tungsten	JCC	CHINA
Tungsten	Jian De City hengshan Tungsten Indstry Co.,Ltd	CHINA
Tungsten	Jiangsu Hetian Technological Material Co.,Ltd	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Jilin Sichuan	CHINA
Tungsten	JIN ZHOU	CHINA
Tungsten	Jingxi Tungsten Co Ltd	CHINA
Tungsten	JXTC	CHINA
Tungsten	Kanto Denka Kogyo Co., Ltd.	CHINA
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	Nippon Tungsten (Shanghai) Commerce Co., Ltd.	CHINA
Tungsten	Sichuan Metals & Materials Imp & Exp Co Ltd	CHINA
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Tungsten	Sumitomo Metal Mining Co., Ltd.	CHINA
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten	Toshiba Material Co., Ltd	CHINA
Tungsten	ULVAC	CHINA
Tungsten	Western Metal Materials Co.,ltd	CHINA
Tungsten	Xiamen Carbide Ltd.	CHINA
Tungsten	Xiamen Golden Egret Special Alloy Co Ltd	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co Ltd	CHINA	CFS
Tungsten	Xianglu Tungsten Industry Co. Ltd.	CHINA
Tungsten	XiHai	CHINA
Tungsten	XTC,XTC Haicang,XTC H.C.	CHINA	CFS
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten	韓州江鵜鵜合金有限公司	CHINA
Tungsten	North American Tungsten	COLOMBIA
Tungsten	CeramTec	GERMANY
Tungsten	HC Starck GmbH	GERMANY	CFS Progressing
Tungsten	Sandvik Material Technology	GERMANY
Tungsten	Heraeus Ltd Hong Kong	HONG KONG
Tungsten	Graphite India Limited	INDIA
Tungsten	CV DS Jaya Abadi	INDONESIA
Tungsten	Arroz Corporation.	JAPAN
Tungsten	Asahi Pretec Corp	JAPAN
Tungsten	Axis Material Limited	JAPAN
Tungsten	Central Glass / Japan	JAPAN
Tungsten	DAIDO STEEL	JAPAN
Tungsten	Hitachi Metals, Ltd.,Yasugi Works	JAPAN

Tungsten	Hunan Chenzhou Mining Group Co	JAPAN
Tungsten	Izawa metal Co.,Ltd	JAPAN
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tungsten	Japan New Metals Co Ltd	JAPAN
Tungsten	JFE Steel Corporation	JAPAN
Tungsten	Jiangxi Tungsten Industry Co Ltd	JAPAN
Tungsten	JX Nippon Mining & Metals Co., Ltd	JAPAN
Tungsten	Kanto Denka Kogyo	JAPAN
Tungsten	Kyocera	JAPAN
Tungsten	Kyoritsu Gokin Co. Ltd.	JAPAN
Tungsten	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Maruichi Steel Tube Ltd. Co.	JAPAN
Tungsten	Materials Eco-Refining CO.,LTD	JAPAN
Tungsten	Minsur	JAPAN
Tungsten	Mitsubishi Material Cop.	JAPAN
Tungsten	Mitsui Mining & Smelting Co., Ltd	JAPAN
Tungsten	NIHON SUPERIOR	JAPAN
Tungsten	Nippon Micrometal Cop	JAPAN
Tungsten	NIPPON STEEL	JAPAN
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten	Sumitomo Electric Industries	JAPAN
Tungsten	Sumitomo Metal mining Co, Ltd (ALMT)	JAPAN	CFS Progressing
Tungsten	Sunaga Tungsten	JAPAN
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tungsten	Tosoh	JAPAN
Tungsten	ULVAC	JAPAN
Tungsten	UNIONTOOL CO.LTD	JAPAN
Tungsten	Ulba	KAZAKHSTAN
Tungsten	Air Liquide Far Eastern	KOREA, REPUBLIC OF
Tungsten	Degutea	KOREA, REPUBLIC OF
Tungsten	ILJIN DIAMOND CO., LDT	KOREA, REPUBLIC OF
Tungsten	Matheson Special Gas Production Co. Ltd of Korea- MGPK	KOREA, REPUBLIC OF
Tungsten	Taegutec	KOREA, REPUBLIC OF
Tungsten	Taiyo Nippon Sanso Taiwan, Inc.	KOREA, REPUBLIC OF
Tungsten	Ceratizit S.A	LUXEMBOURG
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	PERU
Tungsten	HC Starck	RUSSIAN FEDERATION
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION	CFS Progressing
Tungsten	CTP Industries	SINGAPORE
Tungsten	CTS Industries	SINGAPORE
Tungsten	COOKSON SEMPSA	SPAIN
Tungsten	Minpro AB	SWEDEN
Tungsten	Sandvik Material Technology	SWEDEN
Tungsten	Allied material Corp	TAIWAN
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd	TAIWAN

Tungsten	FIRST COPPER TECHNOLOGY CO LTD	TAIWAN
Tungsten	Solar Applid Materails Technology Corp.	TAIWAN
Tungsten	Wah Lee Industrial Corp.,	TAIWAN
Tungsten	Air Product	UNITED STATES
Tungsten	AK Steel Corp.	UNITED STATES
Tungsten	Alldyne Powder Technologies	UNITED STATES
Tungsten	Alldyne Powder Technologies	UNITED STATES
Tungsten	Alta Group	UNITED STATES
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	ArcelorMittal Burns Harbor	UNITED STATES
Tungsten	ATI	UNITED STATES
Tungsten	ATI Metalworking Products	UNITED STATES
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Atlantic Metals	UNITED STATES
Tungsten	Bruweiler Precise Sales Co.	UNITED STATES
Tungsten	CWB Materials	UNITED STATES
Tungsten	Exotech Inc.	UNITED STATES
Tungsten	Fort Wayne Wire Dire	UNITED STATES
Tungsten	Gallatin Steel	UNITED STATES
Tungsten	Global Advanced Metals	UNITED STATES
Tungsten	Global Tungsten & Powders Corp	UNITED STATES	CFS Progressing
Tungsten	HC Starck	UNITED STATES
Tungsten	Hi- Temp Specialty Metals	UNITED STATES
Tungsten	Hi-Temp	UNITED STATES
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	Johnson Matthey Inc	UNITED STATES
Tungsten	Kennametal Inc.	UNITED STATES	CFS Progressing
Tungsten	Materion	UNITED STATES
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Micro 100	UNITED STATES
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Nathan Trotter	UNITED STATES
Tungsten	North American Tungsten	UNITED STATES
Tungsten	North Star BlueScope Steel, LLC	UNITED STATES
Tungsten	Nucor Steel	UNITED STATES
Tungsten	Praxair	UNITED STATES
Tungsten	Ram Sales	UNITED STATES
Tungsten	Sandvik	UNITED STATES
Tungsten	Severstal Columbus	UNITED STATES
Tungsten	Severstal Dearborn	UNITED STATES
Tungsten	Soleras	UNITED STATES
Tungsten	Steel Dynamics	UNITED STATES
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sylham	UNITED STATES
Tungsten	ThyssenKrupp Steel	UNITED STATES
Tungsten	Tosoh	UNITED STATES
Tungsten	Triumph Northwest	UNITED STATES

Tungsten	Voss Metals Company, Inc.	UNITED STATES
Tungsten	Williams Brewster	UNITED STATES
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	Sumitomo Metal Mining Co. Ltd.	VIETNAM
Tungsten	Tejing Tungsten	VIETNAM
Tungsten	Vietnam Yougsun Tungsten Industry Co.,Ltd.	VIETNAM	CFS Progressing
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	VIETNAM	CFS Progressing